UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2015

DISCOVER FINANCIAL SERVICES

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33378

Delaware	36-2517428
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2500 Lake Cook Road, Riverwoods, Illinois 60015

(Address of principal executive offices, including zip code)

(224) 405-0900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 26, 2015, each of the executives of Discover Financial Services (the “Company”) listed in the table below adopted a pre-arranged stock trading plan (“Plan”) providing for the sale of previously issued shares of common stock of the Company. None of the executives has previously sold securities under a pre-arranged trading plan at the Company.

Sales of shares under the Plans are intended to help diversify the personal investment holdings of the executives and are expected to occur on a monthly basis for one year beginning in May 2015, subject to a minimum price threshold. Each executive currently holds shares of common stock of the Company well in excess of the Company’s executive stock ownership guidelines, which require the executives to hold shares equivalent to a certain number of times their base salaries. As set forth below, assuming all shares under each Plan are sold, each executive’s holdings would continue to remain well in excess of these guidelines.

The Plans were established under Rule 10b5-1 of the Securities Exchange Act of 1934 and the Company’s policies regarding transactions by Company executives in the Company’s securities. The executives retain no discretion over purchases or sales under the Plans, and the transactions are executed through brokers on or after specified dates. Amendments or modifications to the Plans are not permitted. The transactions will be disclosed publicly in Form 144 and Form 4 filings with the Securities and Exchange Commission.

Executive	Maximum Total Shares to be Sold under Plan	Required Minimum Stock Ownership[1]	Stock Ownership, Assuming Sale of all Plan Shares[2]
David W. Nelms Chairman and Chief Executive Officer	360,000	7x	95x

Roger C. Hochschild President and Chief Operating Officer	240,000	5x	68x

Kathryn McNamara Corley Executive Vice President, General Counsel and Secretary	48,000	3x	26x

Carlos M. Minetti Executive Vice President, President – Consumer Banking	96,000	3x	24x

Diane E. Offereins Executive Vice President, President – Payment Services	108,000	3x	27x

Harit Talwar Executive Vice President, President – U.S. Cards	84,000	3x	22x

[1]	As a multiple of each executive’s base salary.
[2]	As a multiple of each executive’s base salary. Calculated from ownership totals as of February 6, 2015. The shares counted in the calculations include outstanding shares, unvested/unissued restricted stock unit awards and shares held pursuant to employee benefit plans. Multiples are calculated based on the 10-day average market stock price as of February 6, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISCOVER FINANCIAL SERVICES

Dated: February 9, 2015	By:	/s/ D. Christopher Greene
	Name:	D. Christopher Greene
	Title:	Vice President, Deputy General Counsel and Assistant Secretary